EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Lithium Americas Corp. on Form 10-Q for the period ending September 30, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Luke Colton, Executive Vice President and Chief Financial Officer of Lithium Americas Corp., certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1.
The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Lithium Americas Corp.

Date:	November 13, 2025	By:	/s/ Luke Colton
Luke Colton
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)
Lithium Americas Corp.